Exhibit 10.17

AMENDMENT NO. 1 TO THE ENSCO INTERNATIONAL INCORPORATED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (As Amended and Restated Effective January 1, 1997)

THIS AMENDMENT NO. 1, is adopted effective as of the first day of January 2003, by ENSCO International Incorporated, having its principal office in Dallas, Texas (hereinafter referred to as the "Company").

WITNESSETH:

WHEREAS, the Company revised and restated the ENSCO Supplemental Executive Retirement Plan (the "SERP"), effective January 1, 1997;

WHEREAS, the Pension and Welfare Benefits Administration of the Department of Labor issued final regulations establishing new standards for processing benefit claims of participants and beneficiaries under Section 8.2 of the SERP which have been clarified by further guidance from the Pension and Welfare Benefits Administration (collectively the "Final Claims Procedure Regulations"); and

WHEREAS, the Company now desires to adopt this Amendment No. 1, effective as of January 1, 2003, to revise Section 8.2 of the SERP to provide that the administrator of the SERP shall process benefit claims of participants and beneficiaries pursuant to the claims procedure specified in the summary plan description for the SERP which shall comply with the Final Claims Procedure Regulations, as may be amended from time to time;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Company hereby adopts the following Amendment No. 1 to the SERP:

Section 8.2 of the SERP is hereby amended in its entirety, effective January 1, 2002, to read as follows:

Sec. 8.2 Claims Procedure. The Administrator shall process all benefit claims of Participants and Beneficiaries pursuant to the claims procedure specified in the summary plan description for the Plan and shall act in a manner which is consistent with regulations published from time to time by the Department of Labor.

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Amendment No. 1 to be executed as of the day and year first above written.

ENSCO INTERNATIONAL INCORPORATED

By:
COMPANY